Exhibit 10.2

[Portions of this Exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Such omitted portions are indicated by the characters “[***].”]

First Amendment to
Product Supply Agreement

This First Amendment (this “First Amendment”) to the Product Supply Agreement dated November 4, 2004 (the “Agreement”) between Morgan Stanley Capital Group Inc. (“MSCG”) and TransMontaigne Product Services Inc. (“TPSI”), is made and entered into November 23, 2004.

WHEREAS, MSCG and TPSI desire to amend the Agreement as set forth in this First Amendment.

NOW, THEREFORE, in consideration of the premises and the respective promises, conditions and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, MSCG and TPSI do hereby agree as follows:

ARTICLE 1
DEFINITIONS AND CONSTRUCTION

1.1                                 Capitalized terms and references used but not otherwise defined in this Amendment have the respective meanings given such terms in the Agreement.

1.2                                 All headings herein are intended solely for convenience of reference and shall not affect the meaning or interpretation of the provisions of this First Amendment.  Unless expressly provided otherwise, the rules of construction contained in Section 1.2 of the Agreement shall apply to this First Amendment.

1.3                                 Each reference in the Product Supply Agreement to “this Agreement”, “herein” or words of like import referring to such Agreement shall mean and be a reference to the Product Supply Agreement, as amended by this First Amendment, and each reference in any of the Related Agreements and any ancillary documents thereto to the Product Supply Agreement, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Product Supply Agreement, as amended by this First Amendment.  Any notices, requests, certificates and other documents executed and delivered on or after the date hereof may refer to the Agreement without making specific reference to this First Amendment, but nevertheless all such references shall mean the Agreement as amended by this First Amendment.

1.4                                 For purposes of this First Amendment, the term “Safety Stock” shall be deleted.

1.5                                 For purposes of this First Amendment, the following term shall have the meaning indicated below and such definition shall be added to the Agreement:

““Implied Daily Liftings” has the meaning specified in Section 3.3(c).”

1.6                                 For purposes of this First Amendment, the following term is hereby deleted in its entirety and replaced in lieu thereof with the following:

““Terminal Services Agreements” means the three terminaling agreements between TPSI and MSCG for the storage and throughput [***] each to be entered into prior to or as of the Closing Date hereof.”

ARTICLE 2
AMENDMENT TO AGREEMENT

The Agreement is hereby amended as follows:

2.1                                 Amendment to Schedules.  Schedule 3.2, Schedule 3.3, Schedule 3.3(c) and Schedule 5.2 are hereby deleted in their entirety and replaced in lieu thereof with the amended and restated schedules attached hereto, which are incorporated herein.  Schedule 3.1(h) is hereby added and incorporated herein.

2.2                                 Former Section 2.3(f) is renumbered as Section 2.3(g) and a new Section 2.3(f) is added as follows:

“(f)                              MSCG may terminate this Agreement, upon [***] notice to TPSI, if the Terminaling Services Agreement attached as Exhibit A-1 is terminated by either Party in accordance with the terms thereof due to an event of force majeure; provided, however, that prior to such termination the Parties shall make good faith efforts to locate and retain suitable replacement storage facilities or to mutually agree on amending MSCG’s obligations to supply the Pipeline Terminals as may be appropriate.”

2.3                                 A new Section 3.1(h) is added as follows:

“TPSI acknowledges that the Products to be supplied by MSCG pursuant to this Agreement are intended for use in its marketing and distribution business at the Terminals [***].  Unless MSCG otherwise agrees, TPSI shall not resell any Products that MSCG supplies to the Waterborne Terminals pursuant to this Agreement [***]”

2.4                                 Section 3.2 is hereby deleted in its entirety and replaced in lieu thereof with the following:

“Nominations for the Pipeline Terminals.

(a)                                  By a date that is [***], TPSI shall provide MSCG with a preliminary forecasted demand of the volumes of Products, by grade of Product, that it anticipates it will require for its marketing and distribution business at the Pipeline Terminals, which it shall request to be made available by MSCG in the USGC for shipment to such Terminals (such volumes, the “Preliminary Forecasted Pipeline Volumes”). The aggregate Preliminary Forecasted Pipeline Volumes [***] shall be within the range of maximum and minimum volumes as set forth in Schedule 3.2.

(b)                                 TPSI may revise the Preliminary Forecasted Pipeline Volumes by notifying MSCG no later than [***].  Any revisions to the Preliminary Forecasted Pipeline Volumes (such revised volumes, the “Adjusted Forecasted Pipeline Volumes”) shall be within plus or minus [***] of the Preliminary Forecasted Pipeline Volumes.  The aggregate Adjusted Forecasted

Pipeline Volumes [***] shall be within the range of maximum and minimum volumes as set forth in Schedule 3.2.  The Adjusted Forecasted Pipeline Volumes shall be rounded to the nearest [***] for each grade of Product [***] and shall meet the minimum batch requirements for each grade of Product as may be stipulated by the respective pipeline.

(c)                                  MSCG shall determine, and notify TPSI of, the final volumes of Products that MSCG will make available in the USGC for shipment to the Pipeline Terminals (such volumes, the “Final Forecasted Pipeline Volumes”) no later than [***]; provided, however, that the Final Forecasted Pipeline Volumes shall be within [***] of the Adjusted Forecasted Pipeline Volumes for each grade of Product [***].

(d)                                 MSCG shall notify TPSI as soon as possible (but not later than [***] the Injection Date for the relevant pump cycle) upon determining that it will not meet any of its delivery obligations under this Section 3.2, and the amount of the volume of the shortfall by grade of Product.  Within [***] of receiving such notice, TPSI shall notify MSCG whether it intends to procure a replacement source of supply of all or a portion of the shortfall of Products or to forgo supply of all or a portion of the shortfall of Products.

(e)                                  [***]

(f)                                    The aggregate volumes for each grade of Product that MSCG is required to supply to the Pipeline Terminals during each pump cycle shall be subject to the standard delivery tolerances of the delivering pipeline.

(g)                                 In lieu of supplying TPSI with Products at the Pipeline Terminals via pipeline delivery, MSCG shall be entitled to supply Products to TPSI from MSCG’s inventory of Products that it may store at a Pipeline Terminal pursuant to the Terminaling Services Agreement attached as Exhibit A-3.  In such event, the price of the Products shall be equal to the prices determined pursuant to Section 5.1.  [***].

(h)                                 Notwithstanding anything in this Agreement to the contrary, the aggregate net volumes of Products that MSCG shall be required to originate and supply to TPSI via the Colonial Pipeline and the Plantation Pipeline shall be subject to a minimum of [***] and a maximum of [***].  For purpose of this limitation, the aggregate net volumes shall be determined, for any day, by adding (i) the Final Forecasted Pipeline Volumes of Products nominated pursuant to Section 3.2 and (ii) the volumes of Products to be delivered to satisfy the TPSI Exchange Agreements pursuant to Section 3.1(b).”

2.5                                 Section 3.3 is hereby deleted in its entirety and replaced in lieu thereof with the following:

“Nominations for the Waterborne Terminals.

(a)                                  Not later than [***], TPSI shall provide MSCG with a preliminary forecasted demand of the volumes of Products, by grade of Product, that TPSI anticipates it will require for its marketing and distribution business at each of the Waterborne Terminals, which it shall request to be supplied by MSCG to each Waterborne Terminal in such delivery month (such volumes, the “Preliminary Forecasted Waterborne Volumes”).  The Preliminary Forecasted

Waterborne Volumes shall be within the range of maximum and minimum volumes for each grade of Product set forth in Schedule 3.3.

(b)                                 Not later than [***], TPSI shall advise MSCG of any changes to the Preliminary Forecasted Waterborne Volumes (such revised volumes, the “Adjusted Forecasted Waterborne Volumes”).  Any revisions to the Preliminary Forecasted Waterborne Volumes shall be within plus or minus [***] of the Preliminary Forecasted Waterborne Volumes.  In addition, (i) the aggregate Adjusted Forecasted Waterborne Volumes for the delivery month shall not exceed the aggregate Adjusted Forecasted Waterborne Volumes for [***] by more than [***], and (ii) the aggregate Adjusted Forecasted Waterborne Volumes shall be within the range of maximum and minimum volumes for each grade of Product as set forth in Schedule 3.3.

(c)                                  Not later than [***], TPSI also shall provide MSCG with its best estimate of the inventory volumes, by grade of Product and by Waterborne Terminal, that are expected to be on hand as of the first day of the delivery month (such volumes, the “Forecasted First-Day Excess Inventory”), as set forth in Schedule 3.3(c).  MSCG shall schedule shipments of Products to the Waterborne Terminals, by grade of Product and by Waterborne Terminal, based on (i) the Forecasted First-Day Excess Inventory that TPSI provides to MSCG (upon which MSCG is entitled to rely for purposes of TPSI’s date of anticipated depletion), (ii) the Adjusted Forecasted Waterborne Volumes as determined pursuant to Section 3.3(b), and (iii) the implied average ratable daily liftings of inventory volumes (such volumes, the “Implied Daily Liftings”) for each grade of Product, as illustrated in Schedule 3.3(c).

(d)                                 Not later than the [***], MSCG shall determine, and notify TPSI of, the final volumes of Products that MSCG will deliver to the Waterborne Terminals (such volumes, the “Final Forecasted Waterborne Volumes”); provided, however, that the Final Forecasted Waterborne Volumes, for each grade of Product with respect to each Waterborne Terminal, shall be within [***] of the Adjusted Forecasted Waterborne Volumes for each grade of Product with respect to each Waterborne Terminal.  The Final Forecasted Waterborne Volumes for a current delivery month shall be decreased by any excess delivered volumes supplied by MSCG in the immediately preceding month pursuant to Section 3.3(g).  No later than [***], MSCG shall notify TPSI of such [***] and provide TPSI with a schedule of volumes, by grade of Product, expected to be delivered to each Waterborne Terminal within such [***].

(e)                                  TPSI shall notify MSCG on the [***] prior to the date that TPSI anticipates that its inventory of a grade of Product at a Waterborne Terminal will be depleted based on the Implied Daily Liftings for such Product at such Waterborne Terminal.  [***].

(f)                                    [***]

(g)                                 Subject to available tankage for receipt of Products at a Waterborne Terminal and only for volumes of Products that MSCG sources by Vessel, MSCG shall be entitled to deliver volumes of Products [***] for such month up to a maximum of [***] based on the Implied Daily Liftings for the current month.  Such excess delivered volumes, if any, shall be considered deliveries of the Final Forecasted Waterborne Volumes for [***].  If the aggregate volumes of Products delivered in any month exceed [***] for such month, TPSI shall not be required to pay for such Products until the [***].

(h)                                 The volumes for each grade of Product that MSCG schedules for delivery to each Waterborne Terminal during a delivery month shall be no less than [***] for such grade of Product for such delivery month.

(i)                                     In lieu of supplying TPSI with Products at the Waterborne Terminals via vessel delivery, MSCG shall be entitled to supply TPSI with Products [***] or by means of an in-tank transfer from MSCG’s inventory of Products that it may store at a Waterborne Terminal pursuant to Section 3.3(j).  For [***], the price of the Products shall be determined according to [***].  MSCG shall be responsible [***].  For in-tank transfers, the price of the Products shall be determined according to [***].

(j)                                     MSCG shall have the exclusive use of all the tanks for delivery of Products at the Waterborne Terminals, and TPSI shall not be permitted to lease any tanks at the Waterborne Terminals to any third party, [***].  For purposes of this Section 3.3(j), the Available Storage Capacity shall be determined as of [***] and adjusted to reflect the maximum volumes to be supplied by MSCG to TPSI at each Waterborne Terminal, at a rate of [***].  Subject to the Parties’ mutual agreement with respect to the terms and conditions governing the storage of Products [***] by MSCG at the Waterborne Terminals, TPSI shall allow MSCG to store inventory of MSCG’s Products at the Waterborne Terminals [***].”

2.6                                 Section 3.4(a) is hereby deleted in its entirety and replaced in lieu thereof with the following:

“Provided that MSCG has timely received the nominations from TPSI pursuant to Section 3.2 or Section 3.3, and subject to Section 3.1(c) or an event of Force Majeure, MSCG shall procure and supply to TPSI the Final Forecasted Pipeline Volumes in accordance with Section 3.2 and the Final Forecasted Waterborne Volumes in accordance with Section 3.3 (in each case taking into account the tolerances specified in Section 3.2(f) and Section 3.3(h)).”

2.7                                 Section 3.4(b) is hereby deleted in its entirety and replaced in lieu thereof with the following:

“(b)                           If MSCG is liable to TPSI for Cover Costs under either Section 3.2(e) or Section 3.3(f), it shall pay TPSI the amount of Cover Costs [***] from receipt of invoice therefor and appropriate supporting documentation.”

2.8                                 Section 3.4(c) is hereby deleted in its entirety and replaced in lieu thereof with the following:

“(c)                            [***].”

2.9                                 In Section 3.4(d), the reference to former Section 3.2(d) is amended to read “Section 3.2(f)” and the reference to former Section 3.3(e) is amended to read “Section 3.3(h)”.

2.10                           Section 4.1 is hereby deleted in its entirety and replaced in lieu thereof with the following:

“Title and Risk of Loss.  Title to and risk of loss of the Products delivered by Vessel shall pass from MSCG to TPSI when the Products pass the last permanent flange connection between the cargo discharge manifold of the Vessel and the receiving hose at the Waterborne Terminal.  Title to and risk of loss of the Products delivered by pipeline shall pass from MSCG to TPSI when the Products pass the upstream flange of the pipeline meter measuring the Products upon discharge into the Pipeline Terminal from the Colonial Pipeline or the Plantation Pipeline, as the case may be.  Title to and risk of loss of the Products that MSCG may deliver to TPSI from inventories of Products that are owned by MSCG and stored at the Terminals pursuant to the Terminaling Services Agreement attached as Exhibit A-3 or Section 3.3(j) shall pass from MSCG to TPSI at a point to be mutually agreed between the Parties.  Upon transfer of title and risk of loss, TPSI shall assume all responsibility for all losses, contamination and damages attributable to handling, transportation, resale and use of the Products.”

2.11                           A new Section 4.8 is hereby added as follows:

“Dye and Additive Injection.  TPSI shall provide the mechanical injection equipment and other facilities necessary to inject red dye and lubricity additives into Products as may be required by Applicable Law prior to sale of the Products at the Terminal racks.  MSCG shall reimburse TPSI for the costs of red dye injection at the rate of [***] per gallon, subject to escalation by the Parties’ mutual agreement.  The cost of lubricity additives shall be as mutually agreed between the Parties.  Products delivered by MSCG to the Terminals that meet the applicable specifications except for the absence of red dye or lubricity additives shall not be deemed to be off-spec for purposes of Section 4.5.  The Parties shall cooperate in good faith to agree upon the cost of lubricity additives and any increase in the cost of red dye injection within a reasonable time period.  If they are unable to do so, then each Party shall choose a Reference Market-Maker and the two Reference Market-Makers jointly and expeditiously shall choose a third Reference Market-Maker.  Each of the three Reference Market-Makers shall make its independent determination of the lubricity or red dye additive costs and the arithmetic mean of the three costs determined by the Reference Market-Makers shall be binding and conclusive on the Parties absent manifest error.  Until the Reference Market-Makers establish the lubricity or red dye additive costs, the Parties shall in good faith negotiate interim costs that reasonably reflect the value of the lubricity or red dye additives.  Upon determination by the Reference Market-Makers of the lubricity or red dye additive costs, any amounts payable by one Party to the other Party of the aggregate net difference between the interim and final lubricity or red dye additive costs shall be paid promptly, with interest at the Interest Rate.”

2.12                           Section 7.3 is hereby deleted in its entirety and replaced in lieu thereof with the following:

“Payment.  Except as provided in Section 3.3(g) or Section 6.3, TPSI and MSCG shall pay all daily invoices (facsimile copies acceptable) within [***] after the latest date of delivery of Products covered by the invoice (the date of delivery is day zero).  The owing Party shall pay all monthly invoices for true-up of [***] prices within [***] of the invoice date.  TPSI shall remit payment without offset, counterclaim or deduction of any kind via wire transfer of immediately available (same day) federal funds in U.S. dollars.  If payment falls due on a Sunday or a Monday non-Business Day, then payment shall be made on the next succeeding

Business Day.  If payment falls due on a Saturday or non-Monday non-Business Day, then payment shall be made on the immediately preceding Business Day.”

2.13                           In Section 21.1, the reference to former Section 3.2(d) is amended to read “Section 3.2(f)” and the reference to former Section 3.3(e) is amended to read “Section 3.3(h)”.

ARTICLE 3
MISCELLANEOUS

3.1                                 Scope of First Amendment.  The Agreement is amended only as expressly modified by this First Amendment.  Except as expressly modified by this First Amendment, the terms of the Agreement remain unchanged, and the Agreement is hereby ratified and confirmed by the Parties in all respects.  In the event of any inconsistency between the terms of the Agreement and this First Amendment, this First Amendment shall prevail to the extent of such inconsistency.

3.2                                 Representations and Warranties.  Each Party represents and warrant that this First Amendment has been duly authorized, executed and delivered by it and that each of this First Amendment and the Agreement constitutes its legal, valid, binding and enforceable obligation, enforceable against it in accordance with its terms, except to the extent such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity.

3.3                                 No Waiver.  Except as expressly provided herein, the execution and delivery of this First Amendment shall not be deemed or construed to (i) constitute an extension, modification or waiver of any term or condition of the Agreement, (ii) give rise to any obligation on the part of either Party to extend, modify or waive any term or condition of the Agreement or (iii) be a waiver by either Party of any of its rights under the Agreement, at law or in equity.

3.4                                 Reaffirmation.  Each Party hereby reaffirms each and every covenant, condition, obligation and provision set forth in the Agreement, as modified hereby.

3.5                                 Governing Law.  This First Amendment and any issues arising hereunder shall be governed by, construed and enforced under the laws of the State of New York without giving effect to its conflicts of laws principles.

3.6                                 Severability.  If any Article, Section or provision of this First Amendment shall be determined to be null and void, voidable or invalid by a court of competent jurisdiction, then for such period that the same is void or invalid, it shall be deemed to be deleted from this First Amendment and the remaining portions of this First Amendment shall remain in full force and effect.

3.7                                 Counterparts.  This First Amendment may be executed by the Parties in separate counterparts and initially delivered by electronic or facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each Party hereto has caused this First Amendment to be executed by its duly authorized representative on the date written below.

Morgan Stanley Capital Group Inc.

By:	/s/ Neal A. Shear

Title:	Chairman and President

Date:	November 23, 2004

TransMontaigne Product Services Inc.

By:	/s/ Randall J. Larson

Title:	Executive Vice President

Date:	November 23, 2004

First Amendment to Product Supply Agreement – Signature Page

Schedule 3.1(h)

Bulk Customers

[***]

SCHEDULE 3.2

PRELIMINARY FORECASTED PIPELINE VOLUMES

(barrels in 000’s)

TPSI PIPELINE TERMINALS:

Colonial Pump Cycle:	[***]
Colonial Pipeline Scheduling Date:	[***]

[***]

Preliminary Forecasted Pipeline Volumes pursuant to Section 3.2:
Equivalent barrels per day for pump cycle

TPSI bulk sales to MSCG in Gulf Coast pursuant to Section 6.1:
Equivalent barrels per day for pump cycle

Net Barrels to be Originated by MSCG and Delivered to TPSI at Pipeline Terminals
Equivalent barrels per day for pump cycle

TPSI bulk purchases from MSCG in USGC pursuant to Section 5.3:
Equivalent barrels per day for pump cycle

Aggregate Net Barrels to be Originated by MSCG and Delivered to TPSI
Equivalent barrels per day for pump cycle

Maximum volumes in net barrels per day to be originated by MSCG and delivered to TPSI
Minimum volumes in net barrels per day to be originated by MSCG and delivered to TPSI

SCHEDULE 3.3

PRELIMINARY FORECASTED WATERBORNE VOLUMES

(barrels in 000s)

TPSI WATERBORNE TERMINALS:

Delivery Month	[***]

[***]
[***]

Preliminary Forecasted Waterborne Volumes
in barrels per day

[***]

Preliminary Forecasted Waterborne Volumes
in barrels per day

Minimum volumes in barrels per day

[***]

Preliminary Forecasted Waterborne Volumes
in barrels per day

[***]

Preliminary Forecasted Waterborne Volumes
in barrels per day

[***]

Preliminary Forecasted Waterborne Volumes
in barrels per day

ALL WATERBORNE TERMINALS

Preliminary Forecasted Waterborne Volumes
in barrels per day

Maximum volumes in barrels per day
Minimum volumes in barrels per day

SCHEDULE 3.3 (c)

IMPLIED AVERAGE DAILY LIFTING BY WATERBORNE TERMINAL

(barrels in 000s)

TPSI WATERBORNE TERMINALS:
Delivery Month	[***]

[***]		[***]

Available Storage Capacity
Safety Stock
Maximum Cargo Delivery Capacity

Forecasted First-Day Excess Inventory
Adjusted Forecasted Waterborne Volumes
Implied Monthly Liftings

Implied Daily Liftings

Number of Days Liftings in Available Storage Capacity

[***]		[***]

Available Storage Capacity
Safety Stock
Maximum Cargo Delivery Capacity

Forecasted First-Day Excess Inventory
Adjusted Forecasted Waterborne Volumes
Implied Monthly Liftings

Implied Daily Liftings

Number of Days Liftings in Available Storage Capacity

[***]		[***]

Available Storage Capacity
Safety Stock
Maximum Cargo Delivery Capacity

Forecasted First-Day Excess Inventory
Adjusted Forecasted Waterborne Volumes
Implied Monthly Liftings

Implied Daily Liftings

Number of Days Liftings in Available Storage Capacity

[***]		[***]

Available Storage Capacity
Safety Stock
Maximum Cargo Delivery Capacity

Forecasted First-Day Excess Inventory
Adjusted Forecasted Waterborne Volumes
Implied Monthly Liftings

Implied Daily Liftings

Number of Days Liftings in Available Storage Capacity

[***]		[***]

Available Storage Capacity
Safety Stock
Maximum Cargo Delivery Capacity

Forecasted First-Day Excess Inventory
Adjusted Forecasted Waterborne Volumes
Implied Monthly Liftings

Implied Daily Liftings

Number of Days Liftings in Available Storage Capacity

SCHEDULE 5.2

ADJUSTMENTS

WATERBORNE TERMINALS

		Gasoline	Distillate
Waterborne	[***]	Adjustment	Adjustment
Terminal	Location	(per gallon)	(per gallon)

[***]	[***]	[***]	[***]

The prices for Products delivered to and received at the [***] shall be the [***] for [***], minus the Adjustment indicated above [***].

The prices for Products delivered to and received at the [***] shall be the [***] for [***], minus the Adjustment indicated above [***].

MSCG shall provide TPSI with appropriate supporting documentation of [***].